EXHIBIT (8)(d)(i)

                                   SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT                 CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS   BY SEPARATE ACCOUNT
--------------------------------------   -------------------

Annuity Investors[SERVICEMARK]           The Commodore Nauticus(R)
Variable Account A                       Group Flexible Premium
May 26, 1995                             Deferred Annuity
                                         G800(95)-3 & C800(95)-3

                                         The Commodore Americus[SERVICEMARK]
                                         Individual Flexible Premium
                                         Deferred Annuity
                                         A800(Q96)-3 & A800(NQ96)-3

NAME OF SEPARATE ACCOUNT                 CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS   BY SEPARATE ACCOUNT
--------------------------------------   -------------------

Annuity Investors[SERVICEMARK]           The Commodore Navigator[SERVICEMARK]
Variable Account B                       Individual Flexible Premium
December 19, 1996                        Deferred Annuity
                                         A801-BD(NQRev.3/97)-3 and
                                         A801-BD(QRev. 3/97)-3

                                         The Commodore Navigator[SERVICEMARK]
                                         Group Flexible Premium
                                         Deferred Annuity
                                         G801-BD(97)-3  and
                                         C801-BD(97)-3

                                         The Commodore Independence[SERVICEMARK]
                                         Individual Flexible Premium
                                         Deferred Annuity
                                         A802 (Q98)-3  and
                                         A802(NQ98)-3

                                         The Commodore Advantage[SERVICEMARK]
                                         Group Flexible Premium
                                         Deferred Annuity
                                         G803-BD(97)-3 and
                                         C803-BD(97)-3




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NAME OF SEPARATE ACCOUNT                 CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS   BY SEPARATE ACCOUNT
--------------------------------------   -------------------

                                         The Commodore Advantage[SERVICEMARK]
                                         Individual Flexible Premium
                                         Deferred Annuity
                                         A803-BD (Q97)-3 and
                                         A803-BD(NQ97)-3